EXHIBIT 99.1

                         THOMAS E. SWEARINGEN, INC. P.C.
                           Certified Public Accountant

Thomas E. Swearingen, CPA                                        MEMBER
                                                                 ------
                                                     AMERICAN INSTITUTE OF CPA's
                                                       OKLAHOMA SOCIETY OF CPA's
--------------------------------------------------------------------------------



To the Board of Directors and Shareholders
STP-Cherokee, Inc.


We have audited the accompanying balance sheet of STP-Cherokee, Inc. as of December 31, 2000 and the related statement of operations and equity and statement of cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2000, and the results of their operations and their cash flows for the year ended December 31, 2000 in conformity with accounting principles generally accepted in the United States.



January 20, 2003



/s/ Thomas E. Swearingen
-----------------------------
Thomas E. Swearingen, Inc. PC


--------------------------------------------------------------------------------
             905 E Broadway, P.O. Box 1319, Seminole, OK 74818-1319
                     Tel. (405) 382-5588 Fax (405) 382-5590

                               STP-CHEROKEE, INC.
                                  BALANCE SHEET
                             AS OF DECEMBER 31, 2000

-------------------------------------------------------------------------------
                                     ASSETS

Property and Equipment
    Property & equipment-Net of depreciation                      $ 1,034,217

Oil and Gas Development Costs
    Producing and non-producing leaseholds-
          Net of depletion                      $   522,140
    Exploration and development costs-
          Net of amortization                       774,902
                                                -----------
    Total Oil & Gas Development Costs                               1,297,042
                                                                  -----------
                      Total Assets                                $ 2,331,259
                                                                  ===========

                             LIABILITIES AND EQUITY

Current Liabilities
    Accounts and accrued payables                                 $   868,680
    Deferred income taxes payable                                      13,301

                      Total Current Liabilities                       881,981

Stockholder's Equity
    STP-Cherokee equity                                             1,449,278

                      Total Liabilities and Equity                $ 2,331,259
                                                                  ===========



                 See accompanying notes to financial statements

                                 STP-CHEROKEE, INC.
                               STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 2000

Revenue
     Oil and gas production revenue                                $ 1,010,115
                                                                   -----------
         Total Revenue                                               1,010,115

Cost of Revenues
     Oil & gas production costs                     $    722,482
     Depreciation, depletion & amortization               94,379
                                                    ------------
         Total Cost of Revenues                                        816,861
                                                                   -----------
         Gross Profit                                                  193,254

General and Administrative Expenses
     Other expenses                                      130,675
                                                    ------------
         Total General and Administrative Expenses                     130,675
                                                                   -----------
         Net Income Before Income Taxes
                                                                        62,579

Provision for income taxes                                             (13,301)
                                                                   -----------
         NET INCOME                                                $    49,278
                                                                   ===========

                 See accompanying notes to financial statements

                               STP-CHEROKEE, INC.
                               STATEMENT OF EQUITY
                      FOR THE YEAR ENDED DECEMBER 31, 2000



STP-Cherokee Equity                               $   600,000

Net income/(loss)                                      49,278

Contribution to (Distribution from)
   STP-Cherokee Equity                                800,000
                                                  -----------
   STP-Cherokee Equity, ending                    $ 1,449,278
                                                  ===========


                 See accompanying notes to financial statements

                               STP-CHEROKEE, INC.
                             STATEMENT OF CASH FLOWS
                      FOR THE YEAR ENDED DECEMBER 31, 2000

Cash flows from operating activities:
Net Income/(Loss)                                             $     49,278

Adjustments to reconcile net income/(loss) to
net cash provided by (used in) operations:
Depreciation, depletion & amortization                              94,379

Increase/(decrease) in accounts payable                            738,234

Increase/(decrease) in deferred payables                            13,301
                                                              ------------

Net cash provided by (used in) operating activities                895,192

Cash flows from investing activities:
Investment in fixed assets                                      (1,695,192)
                                                              ------------
Net cash provided by (used in) investing activities             (1,695,192)

Cash flows from financing activities:
  Contributions to (Distributions from) Equity                     800,000
                                                              ------------
Net cash provided by (used in) financing activities                800,000
                                                              ------------
Net Increase(Decrease) in Cash                                           -

Cash at Beginning of Period                                              -
                                                              ------------
Cash at End of Period                                         $          -
                                                              ============


                 See accompanying notes to financial statements

STP-CHEROKEE, INC.
NOTES TO FINANCIAL STATEMENTS


NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Descriptions of Operations
--------------------------

STP-Cherokee, Inc. ("STP-Cherokee" or the "Company") is an independent energy company engaged in the exploration, development, acquisition and production of natural gas and crude oil. The Company's operations are conducted entirely in the United States.

Basis of Accounting
-------------------

This summary of significant accounting policies of the Company is presented to assist in the understanding the Company's financial statements. The financial statements and notes are representations of the Company's management who is responsible for the integrity and objectivity of the financial statements. These accounting policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.

Inventory
---------

The Company's inventory is valued at cost.

Oil and Gas Producing Activities
--------------------------------

The Company follows the full cost method of accounting for oil and gas properties. Accordingly, all cost associated with acquisition, exploration, and development of oil and gas reserves, including directly related overhead costs are capitalized.

All capitalized costs of oil and gas properties, including the estimated future costs to develop proved reserves are amortized on the unit-of-production method using estimates of proved reserves. Investments in unproved reserves and major development projects are not amortized until proved reserves associated with projects can be determined or until impairment occurs. If the results of an assessment indicate that the properties are impaired, the amount of the impairment is added to the capitalized costs to be amortized.

In addition, the capitalized costs are subject to a "ceiling test", which basically limits such costs to the aggregate of the "estimated present value", discounted at a 10-percent interest rate of future net revenues from proved reserves, based on current economic and operating conditions, plus the lower of cost or fair market value of unproved properties.

Sales of proved and unproved properties are accounted for as adjustments of capitalized costs with no gain or loss recognized, unless such adjustments would significantly alter the relationship between the capitalized costs and proved reserves of oil and gas, in which case the gain or loss is recognized in income.

STP-CHEROKEE, INC.
NOTES TO FINANCIAL STATEMENTS


Income Taxes
------------

The Company accounts for income taxes pursuant to the provisions of the Financial Accounting Standards Board Statement No. 109, "Accounting for Income Taxes", which requires an asset and liability approach to calculating deferred income taxes. The asset and liability approach requires the recognition of deferred tax liabilities and assets for the expected future tax consequences of temporary differences between the carrying amounts and the tax basis of assets and liabilities. The provision for income taxes differ from the amounts currently payable because of temporary differences (primarily intangible drilling costs and percentage depletion in excess of cost depletion) in the recognition of certain income and expense items for financial reporting and tax reporting purposes.

Depreciation and depletion
--------------------------

Depreciation is computed by using the straight-line method for financial reporting purposes and under the accelerated cost recovery system and the modified cost recovery system for tax purposes.

Depletion is computed utilizing the units of production method for financial reporting and the greater of cost or percentage depletion for tax purposes.

Use of Estimates
----------------

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

NOTE B - PROPERTY AND EQUIPMENT

Property and equipment are summarized by major classifications as follows:


      Pipeline equipment                                    $    1,111,436
      Less:  Accumulated depreciation                               77,219
                                                            --------------

                                                            $    1,034,217
                                                            ==============

NOTE C - DEVELOPMENT COSTS

Development   costs  include  lease   acquisition   costs,  both  producing  and
non-producing and intangible drilling and completion costs. Development costs are summarized as follows:

STP-CHEROKEE, INC.
NOTES TO FINANCIAL STATEMENTS


      Producing and non-producing leaseholds                $      543,310
      Less:  Accumulated depletion                                 (21,170)
                                                            --------------
                                                            $      522,140


      Exploration and development costs                     $      794,771
      Less:  Accumulated amortization                              (19,869)
                                                            --------------
                                                            $      774,902

SFAS 69 SUPPLEMENTAL DISCLOSURES (UNAUDITED)

(1)
                          Capitalized Costs Relating to
                         Oil & Gas Producing Activities
                         ------------------------------

Proved oil and gas properties and related lease equipment
      Developed and non-developed                           $    1,338,081

Accumulated depreciation and depletion                             (41,039)
                                                            --------------

Net Capital Costs                                           $    1,297,042
                                                            ==============


(2)
                     Costs Incurred in Oil and Gas Property
              Acquisition, Exploration, and Development Activities
              ----------------------------------------------------

Acquisition of Properties Proved and Unproved               $      391,559
Exploration Costs                                                      -0-
Development Costs                                                  794,771
                                                            --------------

Total                                                       $    1,186,330
                                                            ==============


(3)
                            Results of Operations for
                              Producing Activities
                              --------------------
                                                          December 31, 2000
                                                          -----------------

Production revenues                                         $    1,010,115

STP-CHEROKEE, INC.
NOTES TO FINANCIAL STATEMENTS


Production Costs                                                   722,482
Depreciation and depletion                                          37,246
                                                            --------------

Results of operations for producing activities              $      250,387
(excluding corporate overhead and interest costs)



(4)

                          Reserve Quantity Information
                          ----------------------------

     The following schedule contains estimates of proved oil and natural gas reserves attributable to the Company. Proved reserves are estimated quantities of oil and natural gas which geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from know reservoirs under existing economic and operating conditions. Proved-developed reserves are those which are expected to be recovered through existing wells with existing equipment and operating methods. Reserves are stated in barrels of oil (Bbls) and thousands of cubic feet of natural gas (Mcf). Geological and engineering estimates of proved oil and natural gas reserves at one point in time are highly interpretive, inherently imprecise and subject to ongoing revisions that maybe substantial in amount. Although every reasonable effort is made to ensure that the reserve estimates are accurate, may be their nature reserve estimates are generally less precise that other estimates presented in connection with financial statement disclosures.


                                                          Gas
                                                         (Mcf)

Proved developed reserves:

Balance December 31, 1999                                         -0-

Acquisition of proved reserves                              5,183,559
Revision of previous estimates                                    -0-
Production                                                   (268,759)
                                                           ----------

Balance December 31, 2000                                   4,914,800


     In addition, to the proved developed producing oil and gas reserves reported in the geological and engineering reports, the Company holds ownership interest in various proved-undeveloped properties. The reserve and engineering reports performed for the

STP-CHEROKEE, INC.
NOTES TO FINANCIAL STATEMENTS


Company by an independent engineering consulting firm reflect additional proved reserves equal to approximately 7,116,600 Mcf in gas for these undeveloped properties.

     The following schedule present the standardized measure of estimated discounted future net cash flows from the Company's proved developed reserves for the year ended December 31, 2000. Estimated future cash flows are based on independent reserve data. Because the standardized measure of future net cash flows was prepared using the prevailing economic conditions existing at December 31, 2000, it should be emphasized that such conditions continually change. Accordingly, such information should not serve as a basis in making any judgment on the potential value of the Company's recoverable reserves or in estimating future results to operations.

     Standardized measures of discounted future net cash flows:

                                                      December 31, 2000
                                                      -----------------

Future production revenues                                  $13,067,030

Less: Future production costs                                (4,810,279)
                                                            -----------

Future cash flows before income taxes                         8,256,751

Future income tax                                            (2,642,161)
                                                            -----------

Future net cash flows                                         5,614,590

Effect of discounting future
 Annual net cash flows at 10%                                (1,893,814)
                                                            -----------

Standardized measure of discounted
 Net cash flows                                             $ 3,720,776
                                                            ===========